SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: April 5, 2000

                      (Date of earliest event reported)





                                  OXiGENE, INC.

            (Exact name of registrant as specified in its charter)


           Delaware                    000-21990                 13-3679168
---------------------------     -----------------------   ----------------------
(State or other jurisdiction    Commission File Number)  (IRS Employer
of incorporation)                                        Identification Number)


One Copley Place, Suite 602, Boston, Massachusetts              02116
--------------------------------------------------             ------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (617) 536-9500


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Item 5.     Other Materially Important Events

            On April 5, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing clinical results regarding its lead tumor vascular targeting agent, Combretastatin A4 Prodrug, as presented at the 91st Annual meeting of the Amercian Association for Cancer Research.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits.

                  99.1  Press release of the Registrant, dated April 5, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  April 6, 2000                         OXiGENE, INC.
                                             (Registrant)



                                             By:  /s/ Bo Haglund
                                                -----------------------------
                                                 Bo Haglund
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit

99.1  Press release of the Registrant, dated April 5, 2000.